venaxis™

JP Morgan Healthcare Conference

January 7, 2013


APPY 1
by Venaxis

venaxis™

Nasdaq: ***APPY***

Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of Venaxis™, Inc. ("Venaxis") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Venaxis believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors Venaxis believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Venaxis. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product development and modifications in a timely and cost effective manner, complete clinical trial activities for the *APPY1* Test required for FDA submission, obtain FDA clearance or approval, complete and maintain CE Mark, cost effectively manufacture and generate revenues from the *APPY*1 Test, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets. Furthermore, Venaxis does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this press release should be considered in conjunction with the risk factors contained in Venaxis' recent filings with the SEC, including its Form 10-Q for the period ended September 30, 2012, filed on November 7, 2012.

venaxis

Venaxis at a Glance

- 1st Blood Test Designed to Aid in Identification of Patients at Low Risk for Acute Appendicitis
  - *Proprietary platform technology*
  - *Strong Performance in 503 patient 2011 study*
  - *Support from KOLs*
- Addresses Significant Medical Need
- Barriers to Competition
- Scalable Sales Strategy and Business Model
  - *Experienced leadership team in place*
- High Margin "razor-blade" Test Business
  - *Attractive financial model*


APPY1

venaxis

Assessing Abdominal Pain – A Worldwide Clinical Challenge

- Approximately 22.2m emergency visits for abdominal pain in U.S. and Europe annually [1,2]

U.S.

- CT use has increased dramatically since the 1990s.[3] Current usage is > 35% of abdominal pain patients.[1]
- Approximately 3.7 million CT scans for abdominal pain annually.[1]
- CT is over utilized.[4]

Europe

- CBC (>72% of abdominal pain patients[1]) and Imaging (US) are predominant diagnostic regimes in ER abdominal pain presenters.[2]
- Low adoption of CT (<1.5%) due to concern for radiation and access to testing.[4]
- Diagnosis is increasingly challenging.

[1] Extracted From CDC data *National Hospital Ambulatory Medical Care Survey 2010* by Venaxis, Inc. [2] EU Market Study by Venaxis, Inc. (Benelux, France, Italy, Germany, UK) [3] Larson et al. Radiology. 2011; 259(3): 793-801 [4] FDA White Paper 2010, "Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging."

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A Critical Clinical Need in Assessing Abdominal Pain

"Evaluating children for appendicitis is difficult, and strategies have been sought to improve the precision of the diagnosis."

– David S. Huckins, M.D.

Newton-Wellesley Hospital, Newton, MA



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CT Scans Over-utilized, Especially in Low to Moderate Risk Patients

- *The CT Era: Usage has increased ~500% since 1995[1]*

Why the concern?

- Over-utilization
- Radiation exposure/cancer risk
- Increased cost
- Delay in time to surgery

Why the increase?

- Highly accurate if appendix is visualized
- Decreases negative appendectomy rates
- Ability to diagnose other conditions

In two recent clinical studies, the percentage of patients suspected of appendicitis who received CT scans were nearly identical in both the lower-to-moderate and high-risk groups, indicating over-utilization*


41%
36%
45%
39%
% of Patients Receiving CT Scan
74/ 181
116/ 324
57/ 128
69/ 179
Lower/Mod Risk
High Risk
Clinical Study 2010
Pilot Study 2011

[1] Larson et al. Radiology. 2011; 259(3): 793-801

*Risk groups in the 2010 study assessed by modified Alv. scoring system (9 of the 10 Alv. items). Risk groups in the 2011 study assessed by modified scoring system (3 of the 10 Alv. items). 2010 study included all patients while the 2011 study was limited to ages 2-20. Sponsored and conducted at U.S. hospitals by Venaxis.

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A Single CT Scan Increases Cancer Risk Significantly

- Children and adolescents are highly vulnerable to the oncogenic, long term effects of exposure to high doses of ionizing radiation (i.e. CT)[1]
- Up to 2% of all U.S. cancers will be caused by CT[2]
- The earlier the exposure, the more likely to die from cancer later in life (see chart below)
- CT over-utilized due to a lack of diagnostic alternative



Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
Center for Devices and Radiological Health
U.S. Food and Drug Administration
FDA
CDRH



Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mCy[1]
Risk of Death from Cancer
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80
Age at Exposure (yr)

"… a substantial increase in the use of CT in children who visit EDs in the United States underscores the need for special attention to this vulnerable population…"[3]

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[1] Brenner, Rev on Environmental Health, 2010; 25(1):63-67
[2] Brenner et al. New England Journal of Medicine. 2007; 357:2277-84
[3] Larson et al. Radiology. 2011; 259(3): 793-801

Existing Clinical Workflow Promotes Use of Imaging

Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis



Emergency Room History, Physical Exam & Risk Assessment Triage

CBC Lab Test Standard of Practice



Physician Decision



Imaging



Diagnostic Need

Appendectomy





Conservative Management

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An Objective, Actionable Blood Test is Highly Valued

Physicians indicate[1] a strong need an acute appendicitis diagnostic test designed to be used to aid in the identification of low risk patients with:

- *Objective Data*
- *Negative Predictive Value > 90%*
- *Rapid Results Turnaround*

APPY1


APPY1



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[1] Results from Venaxis' survey of 22 ED physicians. Conducted Spring 2012

APPY1 Test – Designed to Fulfill the Need for a Simple Blood Test

Multi-marker blood test*: MRP8/14, CRP, WBC

APPY1 Test result calculated by internal proprietary algorithm

Hospital lab WBC value entered into instrument





Immunoassay quantitatively measures MRP8/14 and CRP

venaxis

***APPY1 Test is pending initiation of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S.**

2011 Clinical Study - Encouraging Results

Study Metrics	
Hospital Sites	11
Subjects Analyzed	503
Prevalence of Appendicitis	29%
CT Imaging Rate	37%

Results achieved using a Multi-Marker Panel:

- *MRP8/14*
- *C-Reactive Protein (CRP)*
- *White Blood Cell Count (WBC)*

These study results were the subject of six presentations at ***2012 Society for Academic Emergency Medicine*** *meetings*

APPY1 Test Multi-Marker Data*

AA+ = 144, AA- = 359

AA+ = Acute Appendicitis   AA- = No Acute Appendicitis

Metric	Results (95% CI)
NPV Probability that a patient with a negative test result will not have the disease	**97%** (93-99)
Sensitivity Probability that a patient with the disease will have a positive test result	**97%** (92-99)
Specificity Probability that a patient without the disease will have a negative test result	**43%** (38-48)

venaxis™

**These data are from a marker evaluation pilot study and are being validated in a blinded, prospective clinical study using the APPY1 System.*

Application of Multiple Biomarkers Leads to Improved Performance



Neutrophil Activation
LUMEN
BACTERIA
RBC
BLOODSTREAM
NEUTROPHIL
Appendix
Leukocytosis
Cytokine Signaling
Bone Marrow
White Blood Cells
Appendix
Acute Phase Response
Cytokine Signaling
Liver
Acute Phase Proteins
Appendix
MRP8/14
WBC
C-Reactive Protein
Proprietary Algorithm
Combines Biomarker Values

*APPY*1 Test

APPY1 designed to perform when patient presents in the ER

The Power of a "True Negative" Test



Subjects Enrolled
N = 503
Home
n = 63
Imaging
n = 397
Surgery
n = 43
Appendicitis
n = 0
No Appendicitis
n= 63
Appendicitis
n = 41
No Appendicitis
n = 2
n = 88
Other Imaging n = 10
Ultrasound n = 299
n = 97
CT Scan n = 185 (total)
Home
AA+ n= 0
AA– n=7
Surgery
AA+ n= 3
AA– n= 0
Home
AA+ n= 0
AA– n= 150
Surgery
AA+ n= 47
AA– n= 5
Home
AA+ n= 5
AA– n= 128
Surgery
AA+ n= 48
AA– n= 4
Patients underwent CT but did not have appendicitis
43% were negative by APPY1 Test

AA+ = Acute Appendicitis   AA- = No Acute Appendicitis

venaxis

APPY1 Test* Potential Value - Fewer Imaging Procedures

Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis



Emergency Room History , Physical Exam & Risk Assessment Triage

CBC Lab Test Standard of Practice



+



Physician Decision



Imaging



If *APPY1* Test is Negative

CT or Ultrasonic imaging anticipated to be used more effectively when used in conjunction with *APPY1*

Appendectomy





Conservative Management

venaxis™

**APPY1 Test is pending initiation of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S.*

APPY1 FDA Clinical Trial Design

Number of Evaluable Patients	~2,000
Anticipated Clinical Trial Sites	28
Expected Start Date/Enrollment	Q1 2013
Clinical Trial Length	6-8 months
FDA Submission*	Q4 2013

** Pending achievement of expected patient enrollment*

venaxis

Large Market Potential For *APPY1* Test

U.S.[1]

10.4 million ER visits for abdominal pain

7.5 million blood tests (CBC) for abdominal pain

1 million blood tests age 2 – 20

Europe[2]

11.8 million ER visits for abdominal pain

8.6 million blood tests (CBC) for abdominal pain

2 million blood tests age 2 – 20



APPY1 Test
initial target market

venaxis™

[1]Extracted From CDC data NHAMCS 2010 by Venaxis
[2]EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK)

Advancing *APPY1* Toward Commercialization

Product Development	***Regulatory Development***	***Market Development***
✓ Design freeze ✓ Manufacturing process ✓ Design validation	✓ Pre-IDE submission ✓ CE certification submitted • **Pivotal Clinical trial** • **FDA submission**	✓ European distribution strategy • **Early adopter accounts** • **Key opinion leaders (KOLs)** • **U.S. sales force deployment/expansion** • **Further studies/ publications**

venaxis

U.S. Regulatory Milestones

- ✓ Pre-IDE Submission - Complete
- ✓ Interaction with FDA - Ongoing
- Conduct Pivotal Trial - Estimated 6-8 Months
- FDA Submission/Clearance/U.S. Launch

venaxis™

European Market Development Activities (Q1-Q4, 2013)

1. Engage EU-based Consultant
2. Establish Top EU Distributors
3. Launch in Key Countries Following CE Mark
4. KOL & Early Adopters Relationships
5. Additional Studies/Publications
6. Increase Sales Market Penetration



APPY1



venaxis™

U.S. Market Development Plan

1 **Target Pivotal Trial Sites**	Clinical trial experience leads to early adoption
2 **CE Marking**	EU market development to be replicated with U.S. launch
3 **Leverage Key Opinion Leaders**	Identified and engaged
4 **Concentrate Initial Sales Efforts**	Establish metropolitan cornerstone accounts

venaxis

Timeline of Significant Milestones*

Q1 2013 → Q2 2013 → Q3 2013 → Q4 2013 → Q1 2014

Regulatory Milestones

- U.S. Clinical Trial (6-8 months & ~2,000 evaluable patients)
- FDA Submission

Commercial Milestones

- Engage EU Based Consultant & EU Launch
- Choose EU Distributors
- EU Market Development (KOLs & Early Adopters Relationships)
- Identify 5-8 KOL hospital sites per country (Generate Early Data Studies)
- Hire/Train U.S. Sales Force

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**Date estimates are based on current information and expectations; timeline may change due to regulatory input and other unforeseen factors*

Well Positioned to Develop Next Generation Products

Clinical Samples → Biomarker Discovery → Assay Development → Algorithm Development → Clinical Trial → Regulatory Approvals

- Venaxis has demonstrated in-house capabilities for assay and algorithm development and clinical trials
- Thousands of well-characterized samples available at Venaxis for future biomarker discovery
- Venaxis has identified partners who can help accelerate assay development while keeping investment low
- Positioned as leader in this space

venaxis

Exciting Abdominal Pain Product Pipeline

APPY 1

- 3 marker panel
- High Sensitivity/moderate Specificity
- "Rule out" aid



Density
0.6
0.5
0.4
0.3
0.2
0.1
0.0
4
5
6
7
8
9
APPY1 Test Result

APPY 2

Development Goals

- Enhanced marker panel
- High Sensitivity AND Specificity
- Improve diagnostic utility to rule Out and rule In for AA
- New testing platform for other tests



Density
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0
2
4
6
8
10
APPY Hypothetical #2

Non-Appendicitis
Appendicitis

venaxis

Expanding *APPY*1 Test Patent Coverage

Multi-Marker Coverage for *APPY*1

- Patent application filed November 2012
  - Novel combinations of variables
  - Algorithms for *APPY*1 Test calculations

Patents Secured for MRP8/14 in Appendicitis

- Patents issued in the U.S., Europe and other major markets
- Pending: Canada, Brazil, India, and others


The United States of America

venaxis

Experienced Management Team

Steve Lundy President & CEO	25 years commercial leadership in several high growth diagnostic companies resulting in combined exit value of >$1 billion
Don Hurd Senior Vice President & Chief Commercial Officer	30 years commercial leadership in medical diagnostic & device companies. Commercial experience in both large corporate companies and start up
Jeff McGonegal, CPA Chief Financial Officer	Former audit partner with national CPA firm for 20+ years, expertise in public company SEC reporting, financings and M&A
Glen Paul Freiberg, RAC Regulatory Affairs	Regulatory, quality, and clinical expertise, numerous 510(k) & PMA clearances/approvals; world-wide regulatory experience
Lyndal Hesterberg, Ph.D. R&D and Product Development	30 years experience in medical diagnostics industry including research, product development, clinical operations, and development and launch of multi-marker diagnostic tests

Board Members with Diagnostic Experience

Daryl J. Faulkner - Prior CEO Digene, (Acquired by QIAGEN), Invitrogen (Merged w/ Life Technologies Corp.), Abbott Labs

John Landon - Prior Director of Digene, Chair of Cholestech, and VP & General Manager, DuPont Medical Products

Susan Evans – VP Scientific Affairs Beckman Coulter, Past President AACC (American Assoc. Clinical Chemistry)

venaxis™

Key Financial Stats: APPY (NASDAQ: CM)

Summary Capitalization	
Market Cap. (12-31-12)	$25.5M
Shares Outstanding (12-31-12)	10.0M
Public Float, est. (12-31-12)	9.9M

Balance Sheet Highlights	
Cash & Equiv. *(mrq)*	$10.2M
Total Assets *(mrq)*	$14.8M
Total Liabilities *(mrq)*	$6.6M

(mrq) - most recent quarter as of Sept 30, 2012

venaxis™

Venaxis at a Glance

- 1st Blood Test Designed to Aid in Identification of Patients at Low Risk for Acute Appendicitis
  - *Proprietary platform technology*
  - *Strong Performance in 503 patient 2011 study*
  - *Support from KOLs*
- Addresses Significant Medical Need
- Barriers to Competition
- Scalable Sales Strategy and Business Model
  - *Experienced leadership team in place*
- High Margin "razor-blade" Test Business
  - *Attractive financial model*



APPY Reader
APPY1

venaxis